UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2016

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Form 8-K, filed December 5, 2016 (the “December 5 Form 8-K”), on December 3, 2016, Consolidated Communications Holdings, Inc. (the “Company”), Falcon Merger Sub, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and FairPoint Communications, Inc., a Delaware corporation (“FairPoint”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things, a business combination whereby Merger Sub will merge with and into FairPoint, with FairPoint as the surviving entity (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease, and FairPoint will continue as the surviving corporation and a wholly owned subsidiary of the Company.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Merger Agreement contained in the December 5 Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, FairPoint, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or FairPoint or any of their respective subsidiaries or affiliates. The Company’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and FairPoint. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will file in connection with the Merger, as well as in the other filings that each of the Company and FairPoint make with the SEC.

As previously reported on the December 5 Form 8-K, in connection with the execution of the Merger Agreement, Consolidated Communications, Inc., a wholly-owned subsidiary of the Company (“CCI”), entered into a Commitment Letter, dated December 3, 2016 (the “Commitment Letter”), from (i) Morgan Stanley Senior Funding, Inc., (ii) The Bank of Tokyo-Mitsubishi UFJ, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc. (collectively, “MUFG”) and/or any other affiliates or subsidiaries as MUFG collectively deems appropriate to provide the services referred to therein, (iii) TD Securities (USA) LLC, (iv) The Toronto-Dominion Bank, New York Branch, and (v) Mizuho Bank, Ltd.

A copy of the Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Commitment Letter contained in the December 5 Form 8-K is qualified in its entirety by reference to the full text of the Commitment Letter.

Safe Harbor

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this filing are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, current expectations, plans, strategies, and anticipated financial results of the Company and FairPoint, both separately and as a combined entity. There are a number of risks, uncertainties, and conditions that may cause the actual results of the Company and FairPoint, both separately and as a combined entity, to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the timing and ability to complete the proposed acquisition of FairPoint by the Company, the expected benefits of the integration of the two companies and successful integration of FairPoint’s operations with those of the Company and realization of the synergies from the integration, as well as a number of factors related to the respective businesses of the Company and FairPoint, including economic and financial market conditions generally and economic conditions in the Company’s and FairPoint’s service areas; various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal or regulatory proceedings or other matters that impact the timing or ability to complete the acquisition as contemplated, regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and FairPoint’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; the possibility of disruption from the integration of the two companies making it more difficult to maintain business and operational relationships; the possibility that the acquisition is not consummated, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s and FairPoint’s respective filings with the SEC, including the Annual Report on Form 10-K of the Company for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A—Risk Factors,” and the Annual Report on Form 10-K of FairPoint for the year ended December 31, 2015, which was filed with the SEC on March 2, 2016, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and FairPoint. Many of these circumstances are beyond the ability of the Company and FairPoint to control or predict. Moreover, forward-looking statements necessarily involve assumptions on the part of the Company and FairPoint . These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and FairPoint, and their respective subsidiaries, both separately and as a combined entity to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on the respective behalf of the Company or FairPoint are expressly qualified in their entirety by the cautionary statements that appear throughout this filing. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, each of the Company and FairPoint disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Important Merger Information and Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and FairPoint will file relevant materials with the SEC. The Company will file a Registration Statement on Form S-4 that includes a joint proxy statement of the Company and FairPoint and which also constitutes a prospectus of the Company. The Company and FairPoint will mail the final joint proxy statement/prospectus to their respective stockholders. Investors are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. The joint proxy statement/prospectus and other relevant documents that have been or will be filed by the Company and FairPoint with the SEC are or will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications Holdings, Inc., 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or to FairPoint Communications, Inc., 521 East Morehead Street, Suite 500, Charlotte, North Carolina 28202, Attention: Secretary.

The Company, FairPoint and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement, which was filed with the SEC on March 28, 2016. Information about the directors and executive officers of FairPoint is set forth in its definitive proxy statement, which was filed with the SEC on March 25, 2016. These documents can be obtained free of charge from the sources listed above. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus the Company and FairPoint will file with the SEC when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

No.	Description

2.1	Agreement and Plan of Merger, dated as of December 3, 2016, by and among the Company, FairPoint Communications, Inc. and Falcon Merger Sub, Inc. *

10.1	Commitment Letter, dated as of December 3, 2016, from (i) Morgan Stanley Senior Funding, Inc., (ii) The Bank of Tokyo-Mitsubishi UFJ, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc. (collectively, “MUFG”) and/or any other affiliates or subsidiaries as MUFG collectively deems appropriate to provide the services referred to therein, (iii) TD Securities (USA) LLC, (iv) The Toronto-Dominion Bank, New York Branch, and (v) Mizuho Bank, Ltd. and agreed to and accepted by Consolidated Communications, Inc.

*Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted. The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

2.1	Agreement and Plan of Merger, dated as of December 3, 2016, by and among the Company, FairPoint Communications, Inc. and Falcon Merger Sub, Inc. *

10.1	Commitment Letter, dated as of December 3, 2016, from (i) Morgan Stanley Senior Funding, Inc., (ii) The Bank of Tokyo-Mitsubishi UFJ, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc. (collectively, “MUFG”) and/or any other affiliates or subsidiaries as MUFG collectively deems appropriate to provide the services referred to therein, (iii) TD Securities (USA) LLC, (iv) The Toronto-Dominion Bank, New York Branch, and (v) Mizuho Bank, Ltd. and agreed to and accepted by Consolidated Communications, Inc.

*Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted. The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.